EXECUTION COPY


         RECEIVABLES PURCHASE AGREEMENT dated as of June 17, 1996, among NAL ACCEPTANCE CORPORATION, a Florida corporation ("NAL"), AUTORICS, INC., a Delaware Corporation (the "Seller"), and AUTORICS II, INC., a Delaware corporation (the "Purchaser").

         WHEREAS in the regular course of its business, the Seller has purchased certain motor vehicle retail installment sale contracts secured by new and used automobiles, light-duty trucks and vans from NAL which, in turn purchased such contracts from motor vehicle dealers and 3 others; and

         WHEREAS the Purchaser wishes to purchase the Receivables (as hereinafter defined) and to transfer the Receivables to NAL Auto Trust 1996-2 (the "Trust"), which will issue the 7.25% Asset Backed Notes, Class A-1 and 8.60% Asset Backed Notes, Class A-2 (collectively, the "Notes"), payment of which will be secured by the Receivables, and the 12.85% Asset Backed Certificates representing fractional undivided interests in the property of the Trust including the Receivables, subject to the rights of the Indenture Trustee on behalf of the Noteholders;

         WHEREAS the Seller and Purchaser are wholly owned subsidiaries of NAL and NAL wishes to facilitate the transfer of the Receivables and, to that end, has agreed to make certain representations and warranties relating to the Receivables and to pay certain expenses and amounts with respect hereto; and

         WHEREAS NAL, the Seller and the Purchaser wish to set forth the terms pursuant to which the Seller will sell the Receivables to the Purchaser;

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                               Certain Definitions

         Terms not defined in this Agreement shall have the meaning set forth in the Sale and Servicing Agreement or the Indenture, as applicable. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

         "Agreement" shall mean this Receivables Purchase Agreement, as the same may be amended and supplemented from time to time.

         "Assignment" shall mean the document of assignment substantially in the form of Exhibit A.

         "Certificates" shall mean the Trust Certificates (as defined in the Trust Agreement).

         "Certificateholders" shall mean the holders of Certificates.

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         "Closing Date" shall mean June 28, 1996.

         "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

         "Cutoff Date" means June 17, 1996.

         "Indenture" shall mean the Indenture dated as of June 17, 1996 between the Trust and Bankers Trust Company, as trustee (the "Indenture Trustee"), as the same may be amended and supplemented from time to time.

         "NAL" shall mean NAL Acceptance Corporation, a Florida corporation, its successors and assigns.

         "Noteholders" shall mean the holders of the Notes.

         "Private Placement Memorandum" shall mean the Private Placement Memorandum dated June 28, 1996, relating to the Notes and the Certificates.

         "Purchaser" shall mean AUTORICS II, Inc., a Delaware corporation, its successors and assigns.

         "Receivable" shall mean any Contract listed on Schedule I hereto (which Schedule may be in the form of microfiche).

         "Repurchase Event" shall have the meaning specified in Section 6.02.

         "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement dated as of June 17, 1996, among the Trust, the Purchaser, Bankers Trust Company, as Back-up Servicer, and the Seller, as the same may be amended and supplemented from time to time.

         "Schedule of Receivables" shall mean the list of Receivables annexed hereto as Schedule I.

         "Seller" shall mean Autorics, Inc., a Delaware corporation, its successors and assigns.

         "Trust Agreement" shall mean the Trust Agreement dated as of June 17, 1996, between the Purchaser and Wilmington Trust Company, as the owner trustee (the "Owner Trustee"), as the same may be amended and supplemented from time to time.


                                   ARTICLE II

                            Conveyance of Receivables

         SECTION 2.01. Conveyance of Receivables. In consideration of the Purchaser's delivery to or upon the order of the Seller of $[________], the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations of the Seller and NAL herein), all right, title and interest of the Seller in and to (but none of the obligations of the Seller with respect to):


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         (a) the Receivables, and all moneys received thereon on and after the
Cutoff Date plus all Payaheads as of the Cutoff Date;

         (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables, any other right to realize upon property securing a Receivable and any other interest of the Seller in such Financed Vehicles including the Seller's right, title and interest in the lien on the Financed Vehicles in the name of Autorics, Inc. or the Seller's agent, NAL or SFI;

         (c) any proceeds with respect to the Receivables from claims on any Insurance Policies relating to the Financed Vehicles or Obligors;

         (d) proceeds of any recourse (but none of the obligations) to Dealers on Receivables;

         (e) any Financed Vehicle that shall have secured a Receivable and shall have been acquired by or on behalf of the Seller, the Purchaser, or, upon the assignment contemplated by the Sale and Servicing Agreement, the Servicer or the Trust;

         (f) the Receivables Files;

         (g) the obligations, duties and responsibilities of NAL to the Seller made hereunder, including without limitation, the representations and warranties made by NAL pursuant to Section 3.02(b) of this Agreement and the representations and warranties on the Receivables made by NAL pursuant to
Section 3.02(c) of this Agreement and the right of the Seller to cause NAL to purchase the Receivables under certain circumstances; and

         (h) the proceeds of any and all of the foregoing.

         SECTION 2.02. The Closing. The sale and purchase of the Receivables shall take place at a closing (the "Closing") at the offices of Brown & Wood, One World Trade Center, New York, New York 10048 on the Closing Date, simultaneously with the closings under (a) the Sale and Servicing Agreement and
(b) the Indenture.


                                   ARTICLE III

                         Representations and Warranties

         SECTION 3.01. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the Closing Date:

         (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

         (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all

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jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

         (c) Power and Authority. The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser by all necessary corporate action.

         (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Purchaser, or any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Sale and Servicing Agreement, the Indenture and the Trust Agreement); or violate any law or, to the best of the Purchaser's knowledge, any order, rule or regulation applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

         (e) No Proceedings. There are no proceedings or investigations pending or, to the Purchaser's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

         SECTION 3.02. Representations and Warranties of the Seller and NAL. (a) The Seller hereby represents and warrants to the Purchaser as of the Closing
Date:

                         (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

                        (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

                       (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser hereby and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.


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                        (iv) No Violation. The consummation of the transactions
         contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                         (v) No Proceedings. There are no proceedings or investigations pending or, to the Seller's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under or the validity or enforceability of, this Agreement.

                        (vi) Principal Place of Business. The principal place of business and chief executive office of the Seller are located at the place set forth in Section 6.08(a) and such location has not changed since the date the Seller was incorporated.

                       (vii) Use of Names. The legal name of the Seller is the name used by it in this Agreement and the Seller has not changed its name since the date of its incorporation and does not have trade names, fictitious names, assumed names or "doing business" names.

                      (viii) Solvency. The Seller is solvent and will not become insolvent after giving effect to the transactions contemplated in this Agreement; the Seller is paying its debts, if any, as they become due; the Seller, after giving effect to the transactions contemplated in this Agreement, will have adequate capital to conduct its business.

         (b) NAL hereby represents and warrants to the Seller as of the Closing
Date:

                         (i) Organization and Good Standing. NAL has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

                        (ii) Due Qualification. NAL is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

                       (iii) Power and Authority. NAL has the power and authority to execute and deliver this Agreement and to carry out its terms; NAL has full power and authority to

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         perform its obligations under this Agreement; and the execution, delivery and performance of this Agreement has been duly authorized by NAL by all necessary corporate action.

                        (iv) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of NAL, or any indenture, agreement or other instrument to which NAL is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); or violate any law or, to the best of NAL's knowledge, any order, rule or regulation applicable to NAL of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over NAL or its properties.

                         (v) No Proceedings. There are no proceedings or investigations pending or, to NAL's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over NAL or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by NAL of its obligations under or the validity or enforceability of, this Agreement.

         NAL agrees that such representations and warranties shall be conveyed hereunder by the Seller to the Purchaser, by the Purchaser to the Issuer under the Sale and Servicing Agreement, and pledged by the Issuer to the Indenture Trustee. NAL further agrees that any such Person to whom such rights are conveyed may enforce any and all remedies for the breach thereof directly against NAL. NAL agrees that the Purchaser shall rely on such representations and warranties in accepting the Receivables.

         (c) NAL makes the following representations and warranties to the Seller in respect of the Receivables. NAL agrees that such representations and warranties shall be conveyed hereunder by the Seller to the Purchaser, by the Purchaser to the Issuer under the Sale and Servicing Agreement, and pledged by the Issuer to the Indenture Trustee. NAL further agrees that any such Person to whom such rights are conveyed may enforce any and all remedies for the breach thereof directly against NAL. NAL agrees that the Purchaser shall rely on such representations and warranties in accepting the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to the Purchaser and the subsequent sale, assignment and transfer of the Receivables pursuant to the Sale and Servicing Agreement and the Grant thereof pursuant to the Indenture:

                         (i) Characteristics of Receivables. Each Receivable (A) was originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, was fully and properly executed by the parties thereto, was purchased by NAL from such Dealer under an existing dealer agreement, and was validly assigned by such Dealer to NAL in accordance with the terms of such dealer agreement and from NAL to the Seller pursuant to the Contract Purchase Agreement dated September 5, 1995 between NAL and the Seller, (B) has

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         created a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, which security interest is assignable by the Seller to the Purchaser, by the Purchaser to the Trust and by the Trust to the Indenture Trustee, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (D) provides for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be different from the level payments) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, and (E) provides, in the event that such Contract is prepaid, for a prepayment that fully pays the Principal Balance of the Receivable and includes a full month's interest in the month of prepayment at the Annual Percentage Rate.

                        (ii) Schedule of Receivables. The information set forth in Schedule I to this Agreement is true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Noteholders or the Certificateholders were utilized in selecting the Receivables. The computer tape regarding the Receivables made available to the Purchaser and its assigns is true and correct in all respects.

                       (iii) Compliance with Law. Each Receivable and the sale of the related Financed Vehicle complied at the time it was originated or made, and at the execution of this Agreement complies, in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and S and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                        (iv) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

                         (v) No Government Obligor. None of the Receivables is due from the United States of America or any state or from any agency, department or instrumentality of the United States of America or any state.

                        (vi) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment and transfer thereof, each Receivable shall be secured by a validly perfected first security interest in the Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate actions have been commenced that would result in the perfection of a first security interest in the Financed Vehicle in favor of the Seller as secured party.

                       (vii) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.


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                         (viii) No Waiver. No provision of a Receivable has been
         waived except by a writing constituting an amendment to the applicable Contract.

                         (ix) No Amendments. No Receivable has been amended such that the amount of the Obligor's scheduled payments has been increased.

                         (x) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable.

                         (xi) No Liens. To the best of the Seller's knowledge, no liens or claims have been filed for work, labor or materials relating to a Financed Vehicle that are liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle created by any Receivable.

                         (xii) No Default. No Receivable has a payment that is more than 59 days overdue as of the Cutoff Date and no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller has not waived any of its rights regarding the occurrence of any of the foregoing.

                         (xiii) Insurance. The Seller, in accordance with its customary procedures, has determined that each Obligor has obtained physical damage insurance covering the Financed Vehicle and under the terms of the Receivable the Obligor is required to maintain such insurance.

                         (xiv) Title. It is the intention of the parties hereto that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Purchaser, and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens; and the transfer has been perfected under the UCC.

                         (xv) Lawful Assignment. No Receivable was originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or any Receivable under this Agreement, the Sale and Servicing Agreement or the Indenture is unlawful, void or voidable.

                         (xvi) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Purchaser a first perfected ownership interest in the Receivables have been made.

                         (xvii) One Original. There is only one executed original of each Receivable.

                         (xviii) Maturity of Receivables. Each Receivable has an original maturity of not more than 60 months; the weighted average remaining term of the Receivables is 47.21 months as of the Cutoff Date.


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                         (xix) Scheduled Payments. (A) Each Receivable has a
         first Scheduled Payment due, in the case of Precomputed Receivables, or a scheduled due date, in the case of Simple Interest Receivables, on or prior to [_____ __], 1996 and (B) no Receivable has a final scheduled payment date later than the Final Scheduled Maturity Date.

                         (xx) Location of Receivable Files. The Receivable Files are kept at one or more of the locations listed in Schedule II hereto.

                         (xxi) Outstanding Principal Balance. The Amount Financed pursuant to each Receivable is at least $1,000.

                         (xxii) Financing. Approximately 57.13% of the aggregate Tprincipal balance of the Receivables, constituting 65.34% of the number of Receivables as of the Cutoff Date, represent financing of used vehicles; the remainder of the Receivables represent financing of new vehicles; approximately 92.80% of the aggregate principal balance of the Receivables as of the Cut-off Date represent Precomputed Receivables; and the remainder of the Receivables represent Simple Interest Receivables. The aggregate Principal Balance of the Receivables as of the Cutoff Date is $49,499,746.78.

                         (xxiii) No Bankruptcies. As of the Cutoff Date, no Obligor on any Receivable was noted in the related Receivable File as having filed for bankruptcy.

                         (xxiv) No Repossessions. No Financed Vehicle securing any Receivable is in repossession status.

                         (xxv) Chattel Paper. Each Receivable constitutes "chattel paper" as defined in the UCC.

                         (xxvi) Underwriting Guidelines. Each Receivable was originated by the Dealer and purchased by NAL in accordance with the underwriting guidelines described in the Private Placement Memorandum.

                         (xxvii) Servicing. As of the Cutoff Date each Receivable was being serviced by the Servicer and no other person had a right to service such Receivable.

                         (xxviii) Full Amount Advanced. The full principal amount of each Receivable has been advanced to each Obligor, and there is no requirement for future advances thereunder. The Obligor with respect to the Receivable does not have any option under the Receivables to borrow from any person additional funds secured by the Financed Vehicle.

                         (xxix) Obligation to Dealers or Others. The Purchaser and its assignees will assume no obligations to Dealers or other originators of prior holders of the Receivables (including, but not limited to obligations under dealer reserves) as a result of its purchase of the Receivables.

                         (xxx) Collection Practices. The Collection practices utilized by any person servicing a Receivable in seeking payment under the documentation evidencing such Receivable have been in all respects legal, proper and customary in the automobile loan servicing business.

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                         (xxxi) First Payment. The first payment on each
         Receivable with respect to which the first payment was not yet due as of the Cutoff Date will be made in full no later than the 45th day after its due date.

                         (xxxii) Private Placement Memorandum. The Private Placement Memorandum does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading.

                         (xxxiii) Subsequent Transfer. The representations and warranties of the Depositor in Section 3.01 of the Sale and Servicing Agreement are true and correct.


                                   ARTICLE IV

                                   Conditions

         SECTION 4.01. Conditions to Obligation of the Purchaser. The obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Seller and NAL hereunder shall be true and correct on the Closing Date with the same effect as if then made, and each of the Seller and NAL shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date indicate in its computer files that the Receivables have been sold to the Purchaser pursuant to this Agreement, and deliver to the Purchaser the Schedule of Receivables certified by the Chairman, the President, a Vice President or the Treasurer to be true, correct and complete.

         (c) Documents To Be Delivered by the Seller at the Closing.

                  (i) The Assignment. At the Closing, the Seller will execute and deliver an Assignment substantially in the form of Exhibit A hereto.

                  (ii) Evidence of UCC Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser as purchaser or secured party, describing the Receivables and the other property included in the Owner Trust Estate, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to the Purchaser. The Seller shall deliver a file-stamped copy or other evidence satisfactory to the Purchaser of such filing to the Purchaser on or prior to the Closing Date.

                  (iii) Other Documents. Such other documents as the Purchaser may reasonably request.


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         (d) Other Transactions. The transactions contemplated by the Sale and
Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Closing Date shall be consummated on such date.

         SECTION 4.02. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Receivables Purchase Price. On the Closing Date, the Purchaser shall have delivered to the Seller the purchase price specified in Section 2.01.


                                    ARTICLE V

                         Covenants of the Seller and NAL

         The Seller and NAL agree with the Purchaser as follows:

         SECTION 5.01. Protection of Right, Title and Interest. (a) Filings. NAL and the Seller shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Seller and the Purchaser, respectively, in and to the Receivables and the other property included in the Owner Trust Estate to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder in and to the Receivables and the other property included in the Owner Trust Estate. NAL and the Seller shall deliver to the Purchaser file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with NAL and the Seller (and the Seller will cooperate with NAL) in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

         (b) Name Change. Within 15 days after the Seller makes any change in its name, identity or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Purchaser notice of any such change and, no later than 5 days after the effective date thereof, shall file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's interest in the property included in the Owner Trust Estate.

         (c) Resolution. The Seller shall have an obligation to give the Purchaser at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The

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



Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) Notice. If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchaser. Should any third party inquire of the Seller as to the Receivables, the Seller will promptly indicate to such party that the Receivables have been sold to the Purchaser pursuant to this Agreement.

         SECTION 5.02. Other Liens or Interests. Except for the conveyances hereunder and under the Sale and Servicing Agreement, the Indenture, the Trust Agreement and the other Basic Documents, the Seller will not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, or any interest in, to or under the Receivables, and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this Section shall terminate upon the termination of the Trust pursuant to the Trust Agreement.

         SECTION 5.03. Costs and Expenses. NAL agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Seller's or any of its assignees right, title and interest in and to the Receivables.

         SECTION 5.04. Indemnification. NAL shall indemnify the Purchaser for any liability resulting from the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its or the Seller's representations and warranties contained herein and for any failure by the Seller to comply with its obligations under Sections 5.01 and 5.02 hereof. These indemnity obligations shall be in addition to any obligation that NAL or the Seller may otherwise have.


                                   ARTICLE VI

                            Miscellaneous Provisions

         SECTION 6.01. Obligations of Seller and NAL. The obligations of the Seller and NAL under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

         SECTION 6.02. Repurchase Events. NAL hereby covenants and agrees with the Seller for the benefit of the Seller and its assignees or their respective assignees the occurrence of a breach of any of NAL's representations and warranties contained in Section 3.02(c), unless any such breach shall have been cured by the last day of the Collection Period following the discovery thereof by NAL, or receipt by NAL of written notice from the Owner Trustee, the Indenture Trustee, the Depositor, the Servicer, or the Back-up Servicer, shall constitute an event obligating NAL to purchase as of such last day any Receivable hereunder with respect to which such breach occurred if such breach has had a material and adverse effect on the interests of the Purchaser or the Trust in and to such Receivable (each, a "Repurchase Event"), at the Purchase Amount from the Purchaser or, upon the assignment

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                                       12
contemplated by the Sale and Servicing Agreement, from the Trust, provided, however, in the case of a breach of the representation and warranty in Section 3.02(c)(xxvi) arising from the failure to formally document or approve exceptions to the underwriting guidelines, NAL will be obligated only to repurchase the related Receivable only to the extent that the undocumented or unapproved exception was not otherwise consistent with the exceptions made (and formally documented or approved) to similar applicants and Receivables at approximately the same time. The repurchase obligation of NAL shall constitute the sole remedy (other than that provided by Section 5.04) of the Purchaser, the Trust, the Indenture Trustee, the Noteholders, the Owner Trustee or the Certificateholders against NAL with respect to any Repurchase Event.

         SECTION 6.03. Purchaser Assignment of Repurchased Receivables. With respect to all Receivables purchased by NAL pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to NAL all the Purchaser's right, title and interest in and to such Receivables and all security and documents relating thereto.

         SECTION 6.04. The Trust. The Seller and NAL acknowledge and agree that
(a) the Purchaser will, pursuant to the Sale and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Agreement to the Trust, (b) the Trust will, pursuant to the Indenture, Grant the Receivables and its rights under this Agreement and the Sale and Servicing Agreement to the Indenture Trustee on behalf of the Noteholders and (c) the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Section 6.02 are intended to benefit the Trust, the Certificateholders and the Noteholders. The Seller and NAL hereby consent to all such sales and assignments and agree that the Owner Trustee or, if pursuant to the Indenture, the Indenture Trustee may exercise the rights of the Purchaser and enforce the obligations of the Seller and NAL hereunder directly and without the consent of the Purchaser.

         SECTION 6.05. Amendment. This Agreement may be amended from time to time, with prior written notice to each Rating Agency, by a written amendment duly executed and delivered by NAL, the Seller and the Purchaser, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Sale and Servicing Agreement, the Trust Agreement or the Indenture; provided that such amendment shall not, in the Opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder in the Trust or the Receivables. This Agreement may also be amended by NAL, the Seller and the Purchaser, with prior written notice to each Rating Agency, with the consent of the holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes and the holders of Certificates evidencing at least a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders in the Trust or Receivables; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Notes and Certificates that is required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates.


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                                       13

         SECTION 6.06. Accountants' Letters. (a) Price Waterhouse LLP will review the characteristics of the Receivables and will compare those characteristics to the information with respect to the Receivables contained in the Private Placement Memorandum; (b) the Seller will cooperate with the Purchaser and Price Waterhouse LLP in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in clause (a) above and to deliver the letters required of them under the Private Placement Memorandum; (c) Price Waterhouse LLP will deliver to the Purchaser a letter, dated the date of the Private Placement Memorandum, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Private Placement Memorandum and with respect to such other information as may be agreed in the form of letter.

         SECTION 6.07. Waivers. No failure or delay on the part of the Purchaser, or any assignee of the Purchaser, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         SECTION 6.08. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, or recognized overnight courier or by facsimile confirmed by delivery or mail as described above, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to AUTORICS, 500 Cypress Creek Road West, Suite 590, Fort Lauderdale, Florida 33309, Telephone:
954-958-3590: Fax: 954-938-8209, Attention: Dennis LaVigne; (b) in the case of the Purchaser, to AUTORICS II, Inc., 500 Cypress Creek Road West, Suite 590, Fort Lauderdale, Florida 33309, Telephone: 954-958-3591; Fax: 954-938-8209,
Attention: Dennis LaVigne; (c) in the case of NAL, to NAL ACCEPTANCE CORPORATION, 500 Cypress Creek Road West, Suite 590, Fort Lauderdale, Florida 33309, Telephone: 305-938-8200; Fax: 305-938-8209, Attention: Dennis LaVigne;
and (d) in the case of each Rating Agency, to Duff & Phelps Credit Rating Co., 55 East Monroe Street, Chicago, Ill. 60603; Tel: 312-263-2610; Fax:
312-263-2852; Attn: Asset-Backed Research and Monitoring and to Fitch Investors Service, Inc., One State Street Plaza, 32nd Floor, New York, N.Y. 10004 Tel:
(212) 908-0637; Fax: (212) 480-4438; Attn: Michael N. Babick; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 6.09. Costs and Expenses. The Seller shall pay all expenses incident to the performance of its obligations under this Agreement and NAL agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

         SECTION 6.10. Representations of the Seller and the Purchaser. The respective agreements, representations, warranties and other statements by NAL, the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the sales and assignments referred to in Section 6.04.

         SECTION 6.11. Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, under the

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



Sale and Servicing Agreement, the Indenture, the Trust Agreement or any other Basic Document or as required by any of the foregoing or by law.

         SECTION 6.12. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

         SECTION 6.13. GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER OR THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 6.14. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.



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



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.


                                  AUTORICS, INC.,


                                  by  ____________________________________
                                      Name:  Robert Carlson
                                      Title:  Vice President/Finance


                                  NAL ACCEPTANCE CORPORATION,


                                  by  ____________________________________
                                      Name:  Robert Carlson
                                      Title:  Vice President/Finance



                                  AUTORICS II, INC.,

                                  by  ____________________________________
                                      Name:  Robert Carlson
                                      Title:  Vice President/Finance

                                   ASSIGNMENT

         For value received, in accordance with the Receivables Purchase Agreement dated as of June 17, 1996, among AUTORICS, INC. (the "Seller"), NAL ACCEPTANCE CORPORATION and AUTORICS II, INC. (the "Purchaser"), the Seller does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse (subject to the obligations of the Seller and NAL in the Receivables Purchase Agreement), all right, title and interest of the Seller in and to (but none of the obligations of the Seller with respect to) (i) the Receivables and all moneys received thereon on and after the Cutoff Date plus all Payaheads as of the Cutoff Date; (ii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables, any other right to realize upon property securing a Receivable and any other interest of the Seller in such Financed Vehicles including the Seller's right, title and interest in the lien on the Financed Vehicles in the name of Autorics, Inc. or the Seller's agents NAL or SFI; (iii) any proceeds with respect to Receivables from claims on any Insurance Policies relating to the Financed Vehicles or Obligors; (iv) the proceeds of any recourse (but none of the obligations) to Dealers on Receivables; (v) any Financed Vehicle that shall have secured a Receivable and shall have been acquired by or on behalf of the Purchaser, or, upon the assignment contemplated by the Sale and Servicing Agreement, the Servicer or the Trust; (vi) the Receivables Files; (vii) the obligations, duties and responsibilities of NAL to the Seller made hereunder, including without limitation, the representations and warranties made by NAL pursuant to Section 3.02(b) of the Receivables Purchase Agreement and the representations and warranties made by NAL pursuant to Section 3.02(c) of the Receivables Purchase Agreement; and (viii) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers, Dealers or any other person in connection with the Receivables, Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Purchase Agreement.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Receivables Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of June 17, 1996.

                                            AUTORICS, INC.


                                            by ________________________
                                               Name:
                                               Title:


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                                       17

                                                                     SCHEDULE I



                             Schedule of Receivables


                          [To Be Delivered at Closing]


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                                       I-1

                                                                    SCHEDULE II


                          Location of Receivable Files


                                    Bankers Trust Company
                                    Four Albany Street
                                    New York, NY  10006


1901 August 8, 1996


                                       I-2